UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12400 High Bluff Drive, Suite 600, San Diego, CA 92130

(Address of principal executive offices, with zip code)

(858) 550-1900

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange.  ☒

Explanatory Note

This Current Report on Form 8-K is being filed to provide the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and for the three months ended March 31, 2018. An unaudited pro forma condensed combined balance sheet as of March 31, 2018 has not been provided as the requisite information has been reported on the registrant’s Quarterly Report on Form 10-Q as filed with the SEC on May 14, 2018. Terms not otherwise defined shall have the meanings set forth in the Current Report on Form 8-K as filed with the SEC on January 17, 2018.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and for the three months ended March 31, 2018, each giving effect to the Merger, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statements of Operations of Neothetics, Inc. and Evofem Biosciences Operations, Inc. for the year ended December 31, 2017, and Unaudited Pro Forma Condensed Consolidated Statement of Operations of Evofem Biosciences, Inc. for the three months ended March 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: May 15, 2018	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer